Summary of Principal Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Principal Accounting Policies [Abstract]
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

2.	SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

(a)	Basis of presentation

The consolidated financial statements of the Company have been prepared in accordance with the accounting principles generally accepted in the United States of America (“US GAAP”).

(b)	Basis of consolidation

The consolidated financial statements include the financial statements of Suntech Power and its subsidiaries. All intercompany transactions and balances are eliminated on consolidation.

(c)	Fair value measurement

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (also referred to as an exit price). The Company utilizes a hierarchy for inputs used in measuring fair value that gives the highest priority to observable inputs and the lowest priority to unobservable inputs as follows:

Level 1:  Quoted prices in active markets that are accessible by the Company at the measurement date for identical assets and liabilities.

Level 2:  Inputs other than quoted market prices in active markets that are observable, either directly or indirectly.

Level 3:  Unobservable inputs are used when little or no market data is available.

Valuation techniques used to measure fair value maximize the use of observable inputs. As such, when available, the Company measures the fair value of financial instruments based on quoted market prices in active markets, valuation techniques that use observable market-based inputs or unobservable inputs that are corroborated by market data. Pricing information the Company obtains from third parties is internally validated for reasonableness prior to use in the consolidated financial statements. When observable market prices are not readily available, the Company generally estimates the fair value using valuation techniques that rely on alternate market data or inputs that are generally less readily observable from objective sources and are estimated based on pertinent information available at the time of the applicable reporting periods. In certain cases, fair values are not subject to precise quantification or verification and may fluctuate as economic and market factors vary and the Company’s evaluation of those factors changes. Although the Company uses its best judgment in estimating the fair value of these financial instruments, there are inherent limitations in any estimation technique. In these cases, a minor change in an assumption could result in a significant change in its estimate of fair value, thereby increasing or decreasing the amounts of the Company’s consolidated assets, liabilities, equity and net income or loss. See Note 3, “Fair Value of Financial Instruments”, for further details.

(d)	Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets, long lived assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company bases its estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant accounting estimates reflected in the Company’s consolidated financial statements include allowance for doubtful accounts and other receivables, lower of cost or market charges and other provisions for inventory and purchase commitments, accrued liabilities, valuation allowances for long-term prepayments and long-term loans to suppliers, interest rates used to calculate imputed interest income for interest free loans to suppliers, forfeiture rates of stock options, useful lives of property, plant and equipment and finite-lived intangible assets, revenue recognition for system integration projects accounted for under the percentage of completion method, accruals for warranty costs, valuation allowances for deferred tax assets, valuation of derivative and other financial instruments, assumptions used to determine retirement obligations, assumptions used in purchase price allocation, assumptions used to measure other-than-temporary-impairment for investments in affiliates and long-term investments, and assumptions used to measure impairment of goodwill, intangible assets with indefinite lives, and long-lived assets.

(e)	Cash, cash equivalents and restricted cash

Cash and cash equivalents are stated at cost plus accrued interest, which approximates fair value. Cash consists of cash on hand, money market funds and demand deposits, which are unrestricted as to withdrawal and use, and which have maturities of three months or less.

Restricted cash represents bank deposits pledged for short-term bank borrowings, bank deposits for securing letter of credit facilities and amounts held by counterparties under forward contracts, which are not available for general use.

(f)	Derivatives and hedge accounting

The Company’s risk management strategy includes the use of derivative financial instruments as hedges of foreign currency exchange risk, whenever management determines their use to be reasonable and practical. This strategy does not permit the use of derivative financial instruments for trading purposes, nor does it allow for speculation. The Company uses foreign currency forward exchange contracts to hedge the exposure to foreign currency risk, primarily the Euro and Renminbi (“RMB”). The purpose of the Company’s foreign currency derivative activities is to protect the Company from the risk that the United States Dollar (“US dollar”) net cash flows resulting from forecasted foreign currency-denominated transactions will be negatively affected by changes in exchange rates. The Company uses foreign currency forward exchange contracts to offset changes in the amount of future cash flows associated with certain third-party sales expected to occur within the next two years.

The Company recognizes all derivative instruments as either assets or liabilities at fair value in other financial assets or other financial liabilities in the consolidated balance sheets. The Company does not offset the carrying amounts of derivatives with the same counterparty. The recognition of gains or losses resulting from changes in the values of those derivative instruments is based on the use of each derivative instrument.

The Company qualified for foreign currency cash flow hedge accounting with respect to certain foreign-currency forward exchange contracts that the Company entered into to hedge, for accounting purposes, changes in the cash flow of forecasted foreign currency denominated sales transactions attributable to changes in foreign currency exchange rate. When hedging relationships are highly effective, the effective portion of the gain or loss on the derivative cash flow hedges is recorded in accumulated other comprehensive income, net of tax, until the underlying hedged transaction is recognized in the consolidated income statements. The ineffective portion of cash flow hedges, if any, is recognized in income immediately. In the event that the underlying hedge transaction will not occur within the specified time period, the gain or loss on the related cash flow hedge is immediately released from accumulated other comprehensive income and included in the consolidated income statements. The effectiveness of designated hedging relationships is tested and documented on at least a quarterly basis. Gains or losses on those foreign currency forward exchange contracts which do not qualify for hedge accounting are recognized in other income in the consolidated income statements.

As of December 31, 2009 and 2010, the Company had outstanding foreign currency forward exchange contracts with notional amounts of $145.5 million and $2,177.4 million, respectively. The notional amounts of derivative instruments designated as cash flow hedges was nil and $628.2 million as of December 31, 2009 and 2010, respectively.

The loss from the change in the fair value on the effective portion of derivative cash flow hedges, which is recorded in accumulated other comprehensive income, net of tax, was $4.8 million, nil and $19.0 million, as of December 31, 2008, 2009 and 2010, respectively. The loss from the change in the fair value on the ineffective portion of derivative cash flow hedges, which is recorded in other income (expense), net of tax, was $9.3 million, $8.0 million and $49.8 million, as of December 31, 2008, 2009 and 2010, respectively.

(g)	Advances to suppliers and long-term prepayments to suppliers

In order to secure a stable supply of silicon materials, the Company makes prepayments to certain suppliers for written purchase orders on contracts. The Company has the right to inspect products prior to acceptance under a portion of these arrangements. The Company can also terminate the arrangements and request refund of these prepayments with interest and/or penalty in the event of suppliers delay or failure to deliver. Advances to suppliers for purchases expected within twelve months as of each balance sheet date are recorded in advances to suppliers. Future balances are recorded in long-term prepayments. As of December 31, 2009 and 2010, advances to suppliers were $48.8 million and $84.4 million, respectively, and long-term prepayments were $84.5 million and $117.8 million, respectively. The Company does not receive collateral for most of the prepayments. As a result, the Company’s claims for such prepayments are unsecured, which exposes the Company to the suppliers’ credit risk. As of December 31, 2009 and 2010, prepayments made to individual suppliers in excess of 10% of total advances and long-term prepayments are as follows:

	At December 31,
	2009	2010

Supplier A	72.2	73.3

(h)	Inventories

Inventories are stated at the lower of cost or market. Cost comprises direct materials and where applicable, direct labor costs and overhead incurred in bringing inventories to their present location and condition. Raw materials are stated at weighted-average cost. Work-in-process and finished goods are stated at standard costs as adjusted for variances, which approximates actual cost determined on a weighted-average basis. The Company estimates excess and slow moving inventory based upon assumptions of future demands and market conditions by referring to the backlog sales orders and estimated sales price for following quarter through market analysis. If actual market conditions are less favorable than projected by management, additional inventory write-downs may be required. In addition, the Company also considers factors like historic usage, product obsolescence and product merchantability.

On occasion, the Company enters into firm purchase commitments to acquire materials from its suppliers. A firm purchase commitment represents an agreement that specifies all significant terms, including the price and timing of the transactions, and includes a disincentive for nonperformance that is sufficiently large to make performance probable. This disincentive is generally in the form of a “take or pay” provision which requires the Company to pay for committed volumes regardless of whether the Company actually acquires the materials. The Company evaluates these agreements and records a loss, if any, on firm purchase commitments using the same lower of cost or market approach as that used to value inventory.

(i)	Investments

Investments in debt and marketable equity securities, including warrants and certain structured deposits, are classified as trading, available-for-sale, or held-to-maturity. Investments classified as trading are reported at fair value with unrealized gains and losses included in income. Investments classified as available-for-sale are reported at fair value with unrealized gains and losses recorded in other comprehensive income. Investments classified as held-to-maturity are reported at amortized cost. The cost of investments sold is determined by specific identification.

The Company routinely reviews available-for-sale and held-to-maturity securities for other-than-temporary declines in fair value below the cost basis, and when events or changes in circumstances indicate the carrying value of an asset may not be recoverable, the security is written down to fair value.

Affiliated companies, in which the Company has significant influence, but not control, are accounted for under the equity method of accounting. Equity method adjustments include the Company’s proportionate share of investee income or loss, gains or losses resulting from investee capital transactions, adjustments to recognize certain differences between the Company’s carrying value and the Company’s equity in net assets of the investee at the date of investment, impairments, and other adjustments required by the equity method. The Company records investments under the cost method when they do not qualify for the equity method. Gain or losses are realized when such investments are sold.

Investments are evaluated for impairment at the end of each period. Unrealized losses are recorded in other expenses when a decline in fair value is determined to be other-than-temporary. The Company reviews several factors to determine whether a loss is other-than-temporary. These factors include, but are not limited to, the: (1) nature of the investment; (2) cause and duration of the impairment; (3) extent to which fair value is less than cost; (4) financial conditions and near term prospects of the issuers; and (5) ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value.

(j)	Property, plant and equipment

Property, plant and equipment are recorded at cost less accumulated depreciation and amortization. Depreciation and amortization are provided on a straight-line basis over the following estimated useful lives:

Land	Indefinite
Buildings	20-27 years
Leasehold improvements	Over the shorter of the lease term or their estimated useful lives
Plant and machinery	5-10 years
Furniture, fixtures and equipment	4-15 years
Motor vehicles	4-6 years

Costs incurred in constructing new facilities, including capitalized interest and other costs relating to the construction, are capitalized and transferred to property, plant and equipment on completion, at which time depreciation commences.

(k)	Intangible assets

Intangible assets primarily represent technical know-how, trade names, patents and technology, customer relationships and non-compete agreements. Intangible assets are recorded at fair value at the time of acquisition less accumulated amortization, if applicable. Amortization is recorded according to the following table on a straight-line basis for all intangible assets except customer relationships, which are amortized on an accelerated basis, and trade names, which are not amortized:

Technical know-how	10 years
Trade names	Indefinite
Patents and technology	10-25 years
Customer relationships	2-13 years
Non-compete agreements	3 years

The Company performs a quarterly review of intangible assets to determine if facts and circumstances indicate that the useful life is shorter than originally estimated or that the carrying amount of assets may not be recoverable. See Note 9, “Intangible Assets, Net”, for further details.

(l)	Goodwill

Goodwill represents the excess of total consideration over the fair value of the identifiable assets less liabilities acquired in a business combination. Goodwill is reviewed at least annually for impairment, or earlier if there is indication of impairment. The current accounting standard requires the Company to compare the fair value of a reporting unit to its carrying amount to determine if goodwill may be impaired. If the fair value of a reporting unit is less than its carrying value, an impairment loss is recorded to the extent that the fair value of the goodwill is less than its carrying value. Fair values for reporting units are determined based on discounted cash flows, market multiples or appraised values. See Note 10, “Goodwill”, for further details.

(m)	Purchase price allocation

The Company accounts for business acquisitions using the purchase method of accounting. The Company allocates the total cost of an acquisition to the underlying net assets based on their respective estimated fair values. As part of this allocation process, the Company must identify and attribute values and estimated lives to the intangible assets acquired. The excess of total consideration over the fair value of the tangible assets are allocated to intangible assets and goodwill. See Note 4, “Business Acquisitions”, for further details.

(n)	Impairment of long-lived assets

The Company evaluates its long-lived assets and finite-lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. When these events occur, the Company compares the asset group’s carrying value to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company would recognize an impairment loss based on the fair value of the assets. No impairment charges were recognized during the years ended December 31, 2008 and 2009, and for the years ended December 2010, a total charge of $54.6 million was recognized as the Company ceased the trial production of thin film line and abandoned these related assets. See Note 8, “Property, Plant and Equipment” for further details.

(o)	Income taxes

Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net operating loss carry forwards and credits by applying enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on the characteristics of the underlying assets and liabilities or the expected timing of their use when they do not relate to a specific asset or liability.

(p)	Revenue recognition

The Company currently derive revenues from two sources: (1) Sales of PV modules (including BIPV products), and (2) other revenues, which include, sales of PV cells, sales of others products and services, which mainly include PV system integration and equipment and automation as well as sales of equipment, which mainly consisted of PV cell manufacturing equipment.

The Company recognizes revenues for product sales when persuasive evidence of an arrangement exists, delivery of the product has occurred, title and risk of loss have transferred to the customer, the sales price is fixed or determinable, and collectability of the receivable is reasonably assured. The Company recognizes revenue from service contracts upon completion of all services in view of the short-term nature of such contracts. Such contracts were insignificant for all years presented.

The majority of the Company’s products are shipped free-on-board (“FOB”) or cost-and-freight (“CFR”) with normal credit terms of 90 days or less. Accordingly, the Company must receive written evidence that the products have been delivered to FOB or CFR departure ports or airports assigned by customers prior to recognizing revenue. The Company also ships products based on free-on-carrier (“FCA”) destination terms under which the Company recognizes revenue after the Company ships products to shipment agents assigned by customers. Sales of PV cells and modules are recorded when the products are delivered and title has passed to the customers. A majority of the Company’s sales to PRC customers and new overseas customers require the customers to prepay before delivery occurs. Such prepayments are recorded in advances from customers until delivery occurs.

The Company recognizes revenue using the percentage of completion method for systems integration projects for which the Company provides engineering, procurement and constructions (“EPC”) services under an EPC contract when the contract price is fixed or determinable and over $1.5 million or the project performance cycle will be longer than 6 months. The Company uses this method because it considers costs incurred to be the best available measure of progress on these contracts. The Company makes estimates of the costs to complete a contract and recognize revenue based on the estimated progress to completion. The Company periodically revises its profit estimates based on changes in facts, and immediately recognizes any losses that are identified on contracts. Incurred costs include all direct material, labor, subcontractor cost, and those indirect costs related to contract performance, such as indirect labor, supplies and tools. The Company recognizes job material costs as incurred costs when the job materials have been installed. The Company considers job materials to be installed materials when they are permanently attached or fitted to the solar power systems as required by the engineering design.

When the percentage-of-completion method is not appropriate or does not meet the aforementioned thresholds, the Company recognizes revenue for system integration and automation machinery at the time the project is completed, assuming all other revenue recognition criteria have been met. Contract completion terms are typically within one year.

(q)	Buy/sell arrangements

The Company has buy/sell arrangements with certain raw material vendors wherein the Company sells finished goods, comprised of either solar cells or solar modules, in exchange for raw materials, typically silicon wafers. These arrangements are made with counterparties in the same line of business as the Company and are executed as a means of securing a consistent supply of raw materials. The transactions are recorded in revenues and cost of revenues at fair value on a gross basis.

There were no such arrangements in 2008. During the years ended December 31, 2009 and 2010, the Company purchased $32.5 million and $5.1 million of raw materials and sold $35.5 million and $5.6 million of finished goods under these buy/sell arrangements, respectively.

(r)	Cost of revenue

Cost of revenue includes production related direct costs, depreciation and amortization, indirect costs and shipping and handling costs for products sold, inventory obsolescence and lower of cost or market charges.

(s)	Warranty cost

The Company’s standard PV modules are typically sold with a five-year warranty for defects in materials and workmanship. And the Company’s PV modules also contain a 5, 12, 18 and 25-year standard warranty against declines of more than 5.0%, 10.0%, 15.0% and 20.0% of initial power generation capacity, respectively. The warranty periods of the Company’s BIPV products vary depending on the nature and specification of each BIPV product. Due to limited warranty claim history, the Company estimates the warranty costs based on the actual historical cost data, competitor data and academic research, which are reviewed by in-house quality review personnel. Actual warranty costs are recorded in and charged against the accrued warranty liability. To the extent that actual warranty costs differ from the estimates, the Company will prospectively revise its accrual rate.

(t)	Leases

Leases are classified as capital or operating leases. A lease that transfers to the lessee substantially all the benefits and risks incidental to ownership is classified as a capital lease. At inception, a capital lease is recorded at the present value of minimum lease payments or the fair value of the asset, whichever is less. Assets under capital leases are amortized on a basis consistent with that of similar fixed assets or the lease term, whichever is less. Operating lease costs are recognized on a straight-line basis over the lease term.

(u)	Start-up costs

The Company expenses all costs incurred in connection with start-up activities, including pre-production costs associated with new manufacturing facilities and costs incurred with the formation of new subsidiaries such as organization costs. Costs related to the design, formulation and testing of new products or process alternatives are included in research and development expenses. Facility and employee costs incurred in connection with constructing new manufacturing plants are included in general and administrative expenses.

(v)	Foreign currency translation and comprehensive income

The US dollar, the currency in which a substantial portion of the Company’s transactions are denominated, is used as the functional and reporting currency of the Company. Monetary assets and liabilities denominated in currencies other than the US dollar are translated into the US dollar at exchange rates at the balance sheet date. Transactions in currencies other than the US dollar during the year are converted into the US dollar at exchange rates on the transaction date. Transaction gains and losses are recognized in the statements of operations.

The financial records of certain of the Company’s subsidiaries are maintained in local currencies other than the US dollar, such as the RMB, Euro (“EUR”) and Japanese Yen (“JPY”), which are their respective functional and reporting currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses and gains and losses are translated using the average exchange rates for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of accumulated other comprehensive income in the statement of changes in equity and comprehensive income.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in China’s foreign exchange trading system market. The Company’s aggregate amount of cash, cash equivalents and restricted cash denominated in RMB amounted to $256.6 million and $312.8 million as of December 31, 2009 and 2010, respectively.

Total comprehensive income is comprised of net income and fluctuations of other comprehensive income, including foreign exchange translation adjustments and the change in the fair value on the effective portion of derivative cash flow hedges, and amounted to $64.2 million, $87.1 million and negative $274.9 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Components of accumulated other comprehensive income as of December 31, 2009 and 2010 were as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2010

Net realized (unrealized) gain (loss) under cash flow hedge	$4.8	$(19.0)
Foreign currency translation adjustments and others	(3.3)	31.6

Total	$1.5	$12.6

(w)	Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents, accounts receivable, advances to suppliers, amounts due from related parties, long-term loans to suppliers and long-term prepayments. All of the Company’s cash and cash equivalents are held with financial institutions that the Company believes to be of high credit quality. The Company conducts credit evaluations of customers and generally does not require collateral or other security from its customers. The Company establishes an allowance for doubtful accounts primarily based upon the age of the receivable and factors surrounding the credit risk of specific customers. With respect to advances to suppliers and amounts due from related parties who are also mainly suppliers of the Company, such suppliers are primarily suppliers of silicon wafers raw materials. The Company performs ongoing credit evaluations of these suppliers’ financial conditions. The Company generally does not require collateral or other security against such suppliers; however, it maintains a reserve for potential credit losses. Such losses have historically been within management’s expectations.

(x)	Post retirement benefits

Suntech Japan, has a unfunded noncontributory defined benefit plan which applies to all directors and employees since the date of hire. Suntech Japan’s pension liability is calculated based on actuarial valuation. The Company is required to recognize in its balance sheet the funded status of a defined benefit postretirement plan, measure a defined benefit postretirement plan’s assets and obligations that determine its funded status as of the end of the employer’s fiscal year and recognize changes in the funded status of a defined benefit postretirement plan in comprehensive income in the year in which the changes occur.

(y)	Share-based compensation

The Company recognizes the services received in exchange for awards of equity instruments based on the grant-date fair value of the award. The estimated compensation cost is recognized ratably over the period the grantee is required to provide services per the conditions of the award. See Note 22, “Share Options and Restricted Shares”, for further details.

(z)	Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

(aa)	Net income per share

Basic income per share is computed by dividing income attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the year. Diluted income per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares and is calculated using the treasury stock method for stock options and warrants. Common equivalent shares for which the exercise price exceeds the average market price over the period have an anti-dilutive effect on earnings per share and, accordingly, are excluded from the calculation. The shares that would be issued upon the conversion of the Company’s 0.25% Convertible Senior Notes due in 2012, 3.0% Convertible Senior Notes due in 2013 and 5.0% Convertible Loan due in 2016 are included in the calculation of diluted earnings per share using the if-converted method if their inclusion is dilutive to earnings per share. See Note 15, “Convertible Notes”, for further details.

The following table sets forth the computation of basic and diluted income per share for the years indicated:

	Year Ended December 31,
	2008	2009	2010
	(In millions, except for per share data.)

Income available to ordinary shareholders	$32.4	$85.6	$236.9

Weighted average number of ordinary shares for the calculation of basic income per share	154.7	169.7	179.6
Effect of dilutive potential ordinary shares:
Share options and warrants	5.6	2.8	2.0

Weighted average number of ordinary shares for the calculation of diluted income per share	160.3	172.5	181.6

Basic income per share	$0.21	$0.50	$1.32

Diluted income per share	$0.20	$0.50	$1.30

The shares that would be issued upon the conversion of the Company’s 0.25% Convertible Senior Notes due in 2012, the Company’s 3.0% Convertible Senior Notes due in 2013 and the Company’s 5.0% Convertible Loan due in 2016 are excluded from the calculation of diluted earnings per share for 2008, 2009 and 2010 since the interest expense per share of these convertible instruments exceeds basic earnings per share and, therefore, they are anti-dilutive to earnings per share.

The following table sets forth the weighted average potentially dilutive securities excluded from the computation because their effect would have been anti-dilutive (in millions):

	Year Ended December 31,
	2008	2009	2010

0.25% Convertible Senior Notes due in 2012	10.2	5.5	0.6
3.0% Convertible Senior Notes due in 2013	11.1	14.0	14.0
5.0% Convertible Loan due in 2016	N/A	0.4	1.3

Total potentially dilutive securities	21.3	19.9	15.9

(ab)	Reclassifications

The consolidated financial statements for prior years reflect certain reclassifications to conform with current year presentation.

(ac)	Recently issued accounting pronouncements

In October 2009, the Financial Accounting Standards Board (“FASB”) published FASB Accounting Standards Update (“ASU”) 2009-13, Revenue Recognition (Topic 605) — Multiple-Deliverable Revenue Arrangements (“ASU 2009-13”). ASU 2009-13 addresses the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than as a combined unit. Specifically, this guidance amends the criteria in ASC Subtopic 605-25, Revenue Recognition-Multiple-Element Arrangements, for separating consideration in multiple-deliverable arrangements. This guidance establishes a selling price hierarchy for determining the selling price of a deliverable, which is based on: (a) vendor-specific objective evidence if available; (b) third-party evidence if vendor-specific objective is not available; or (c) estimated selling price if neither vendor-specific objective evidence nor third-party evidence is available. This guidance also eliminates the residual method of allocation and requires that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method. In addition, this guidance significantly expands required disclosures related to a vendor’s multiple-deliverable revenue arrangements. The provisions of ASU 2009-13 are effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted. Management believes that the adoption of ASU 2009-13 will not materially impact the Company.

In July 2010, the FASB issued ASU 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. This ASU requires an entity to provide disclosures on a disaggregated basis on two defined levels: (1) portfolio segment; and (2) class of financing receivable. It also includes additional disclosure requirements about financing receivables, including: (1) credit quality indicators of financing receivables at the end of the reporting period by class of financing receivables; (2) the aging of past due financing receivables at the end of the reporting period by class of financing receivables; and (3) the nature and extent of troubled debt restructurings that occurred during the period by class of financing receivables and their effect on the allowance for credit losses. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued ASU 2011-01, Deferral of the Effective Date of Disclosures about Troubled Debt Restructuring in Update No. 2010-20, which temporarily defers the effective date for disclosures about troubled debt restructurings (TDRs) by creditors until it finalizes its project on determining what constitutes a TDR for a creditor. The deferral in this amendment is effective upon issuance. The deferred TDR disclosures were slated to be effective in the first quarter of 2011. The guidance to apply the TDR disclosure requirements will be effective for periods ending on or after December 15, 2011. Management believes that the adoption of ASU 2010-20 will not materially impact the Company.

In December 2010, the FASB issued ASU 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations. The objective of this guidance is to address diversity in practice regarding the interpretation of the pro forma revenue and earnings disclosure requirements for business combinations. The amendments in this update specify that if a public entity presents comparative financial statements, the entity should disclosure revenue and earnings of the combined entity as though the business combination(s) that occurred during the year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments affect any public entity as defined by Topic 805 that enters into business combinations that are material on an individual or aggregated basis. The amendments will be effective for business combinations consummated in periods beginning after December 15, 2010 and should be applied prospectively as of the date of adoption. Early adoption is permitted. Management believes the adoption of ASU 2010-29 will not materially impact the Company.

In December 2010, the FASB issued ASU 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. The amendments in this ASU modify Step 1 so that for those reporting units with negative caryring amounts, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The guidance is effective for impairment tests performed during the fiscal years (and interim periods within those years) that begin after December 15, 2010. Management believes the adoption of ASU 2010-29 will not materially impact the Company.